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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report December 22, 2000
                                -----------------
                        (Date of earliest event reported)


                           FORD MOTOR CREDIT COMPANY
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-6368                                  38-1612444
         -------                                  ----------
 (Commission File Number)                 (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan           48126
----------------------------------------         ---------
(Address of principal executive offices)         (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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Item 5.  Other Events.

         The Ford Motor Company ("Ford") news release dated December 21, 2000 concerning Ford's vehicle production in the fourth quarter of 2000 and first quarter of 2001, filed as Exhibit 99.1 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                    EXHIBITS

Designation                Description                    Method of Filing


Exhibit 99.1               Ford Motor Company
                           News Release dated
                           December 21, 2000              Filed with this Report

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                             FORD MOTOR CREDIT COMPANY
                                             -----------------------------------
                                             (Registrant)


Date:  December 22, 2000                     By:  /s/ E. E. Smith-Sulfaro
                                                -------------------------
                                                E. E. Smith-Sulfaro
                                                Assistant Secretary

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                                  EXHIBIT INDEX



Designation                Description

Exhibit 99.1               Ford Motor Company
                           News Release dated
                           December 21, 2000